UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 16, 2014

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 682-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 16, 2014, U.S. Silica Holdings, Inc. (“U.S. Silica”) issued a press release announcing that it had signed a stock purchase agreement to acquire all of the issued and outstanding capital stock of Cadre Services, Inc. A copy of the press release is attached hereto as Exhibit 99.1. In addition, a copy of the material used in an investor presentation about the acquisition delivered by representatives of U.S. Silica on July 17, 2014, is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

99.1	U.S. Silica Holdings, Inc. press release dated July 16, 2014
99.2	U.S. Silica Holdings, Inc. investor presentation dated July 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2014

U.S. SILICA HOLDINGS, INC.

/s/ Donald A. Merril
Donald A. Merril
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	U.S. Silica Holdings, Inc. press release dated July 16, 2014

99.2	U.S. Silica Holdings, Inc. investor presentation dated July 17, 2014